EXHIBIT 10.72

AMENDMENT TO HEISKELL PURCHASING AGREEMENT

THIS AMENDMENT TO HEISKELL PURCHASING AGREEMENT (this "Amendment"), dated as of September 29, 2012, is entered into between AEMETIS ADVANCED FUEL KEYES, INC., a Delaware corporation formerly known as AE ADVANCED FUELS KEYES, INC. (“AEMETIS KEYES”), and J.D. HEISKELL HOLDINGS, LLC, a California limited liability company doing business as J.D. HEISKELL & CO. (“HEISKELL”).

WHEREAS, the parties hereto entered into that certain Heiskell Purchasing Agreement, dated as of March 9, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Heiskell Purchasing Agreement”); and

WHEREAS, the Parties desire to amend the Heiskell Purchasing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1.  Definitions and Interpretation.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Heiskell Purchasing Agreement.

Section 2. Amendments to Heiskell Purchasing Agreement. The parties hereby agree that the Heiskell Purchasing Agreement is hereby amended as follows:

Section 9.C(1). Amendment to Section 9.C(1) of the Heiskell Purchasing Agreement.  Subsection 9.C(1) shall be amended to read as follows:

(1)   Notice of termination to be effective at the conclusion of the Initial Term shall be given not later than December 30, 2012;

Section 3. General Representations and Warranties of Parties. Each party hereby represents and warrants the following as of the date hereof:

Section 3.1. Organization and Existence. It has been duly organized, is validly existing and is in good standing under the laws of its state of formation.

Section 3.2. Power and Authority. It has the power and authority to execute, deliver and perform its obligations under this Amendment and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations hereunder.

Section 3.3. Binding Effect. This Amendment, when executed and delivered, will constitute the valid and binding obligations of such party, enforceable against such party in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

Section 4. Miscellaneous Provisions.

Section 4.1. Affirmation of Heiskell Purchasing Agreement.

(a) On and after the date hereof, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Heiskell Purchasing Agreement, shall mean and be a reference to the Heiskell Purchasing Agreement as amended hereby.

(b) Except as specifically amended hereby, the Heiskell Purchasing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.2.  Headings. The headings of the sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 4.3.  Governing Law.  This Amendment is and shall be governed by, and shall be construed and interpreted in accordance with LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

Section 4.4.  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  To evidence its execution of an original counterpart of this Amendment, a party may deliver via facsimile or pdf transmission a copy of its original executed counterpart signature page to the other party, and such transmission shall constitute delivery of an original, executed copy of this Amendment to the receiving party for purposes of determining execution and effectiveness of this Amendment.  Notwithstanding the foregoing, any party delivering such counterpart signature by facsimile or pdf transmission agrees to provide an original executed signature page to the receiving party by express delivery promptly upon request thereof.

The remainder of this page has been intentionally left blank.  The signatures of the parties hereto appear on the next succeeding pages.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first above written.

AEMETIS ADVANCED FUEL KEYES, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	CEO

J.D. HEISKELL HOLDINGS, LLC

By:	/s/ Robert Hodgen
Name:	Robert Hodgen
Title:	Sr. Vice President